United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

CANCER GENETICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CANCER GENETICS, INC.

201 Route 17 North, 2nd Floor

Rutherford, New Jersey 07070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 22, 2014

To the Stockholders of

Cancer Genetics, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cancer Genetics, Inc. (the “Company”) will be held at the offices of the Company, located at 201 Route 17 North, 2nd Floor, Rutherford, New Jersey 07070, on May 22, 2014, beginning at 9 a.m. local time. At the Annual Meeting, stockholders will act on the following matters:

☐	To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

☐	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2014;

☐	To approve the Amended and Restated 2011 Equity Incentive Plan, which includes an amendment to increase the shares reserved for issuance thereunder by one million six hundred fifty thousand (1,650,000) shares; and

☐	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 7, 2014 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors

/s/ Panna L. Sharma
Panna L. Sharma, President and Chief Executive Officer

April 21, 2014

Rutherford, New Jersey

i

CANCER GENETICS, INC.

201 ROUTE 17 NORTH, 2ND FLOOR

RUTHERFORD, NEW JERSEY 07070

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on May 22, 2014 at 9 a.m. local time, at the offices of the Company, located at 201 Route 17 North, 2nd Floor, Rutherford, New Jersey 07070, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of Cancer Genetics, Inc. (the “Board”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about April 21, 2014.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 22, 2014.

Our proxy materials including our Proxy Statement for the 2014 Annual Meeting, our Annual report for the fiscal year ended December 31, 2013 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

☐	To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

☐	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2014;

☐	To approve the Amended and Restated 2011 Equity Incentive Plan, which includes an amendment to increase the shares reserved for issuance thereunder by one million six hundred fifty thousand (1,650,000) shares; and

☐	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the appointment of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2014, and the approval of the Amended and Restated 2011 Equity Incentive Plan are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR these proposals.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, April 7, 2014, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 9,275,681 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

If you are a stockholder of record and plan to attend the Annual Meeting, please contact Victoria Kusel by email at AnnualMeeting2014@cancergenetics.com or by phone at (201) 528-9200 to register to attend the Annual Meeting. If you hold shares through an intermediary, such as a bank or broker, and you plan to attend, you must send a written request to attend either by regular mail or email, along with proof of share ownership, such as a bank or brokerage firm account statement, confirming ownership to: Cancer Genetics, Inc., 201 Route 17 North, 2nd Floor, Rutherford, New Jersey 07070, Attn: Victoria Kusel or AnnualMeeting2014@cancergenetics.com. Please plan to arrive at the Company’s offices within a reasonable period of time before the start of the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

You can vote on matters that come before the Annual Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

If you are a stockholder of record, to submit your proxy by telephone or via the Internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote by telephone or via the Internet as instructed by your broker, bank or other nominee.

If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

☐	filing with the Secretary of the Company a notice of revocation;

☐	sending in another duly executed proxy bearing a later date; or

☐	attending the meeting and casting your vote in person.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of a majority of our common stock outstanding on the record date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

With respect to the first proposal (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

With respect to the other proposals and approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine”, such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

The election of directors (Proposal No. 1) and the approval of the Amended and Restated 2011 Equity Incentive Plan (Proposal No. 3) are not considered to be “routine” matters and brokers are not permitted to vote on those matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. The ratification of our independent registered public accounting firm (Proposal No. 2) is considered to be a “routine” matter, and hence your brokerage firm will be able to vote on Proposal No. 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board by mail and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. Additionally, the Company has retained Alliance Advisors, LLC, with an office at 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey, 07003, a proxy solicitation firm, to assist us in soliciting your proxy. The Company will pay to Alliance Advisors, LLC a fee of $3,000, plus reasonable out-of-pocket expenses, for proxy solicitation services in connection with this Annual Meeting and certain other proxy services.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT EIGHT DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

At the Annual Meeting, eight directors are to be elected. All directors of the Company hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

It is the intention of the persons named in the proxies for the holders of common stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. Our management does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by our Board. In accordance with our by-laws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of common stock present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors. Broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the eight nominees named below.

Nominees for Election

The persons listed below have been nominated for election (the “Director Nominees”) to fill the eight director positions to be elected by the holders of the common stock.

Directors	Age	Year First Became Director
John Pappajohn (Chairman of the Board)	85	2008
Panna L. Sharma (President and Chief Executive Officer)	43	2010
Keith L. Brownlie	61	2013
Edmund Cannon	69	2005
Raju S. K. Chaganti, Ph.D.	81	1999
Franklyn G. Prendergast, M.D., Ph.D.	69	2012
Paul R. Rothman, M.D.	56	2014
Michael J. Welsh	65	—

The following biographical descriptions set forth certain information with respect to the Director Nominees, based on information furnished to the Company by each Director Nominee.

John Pappajohn

Mr. Pappajohn, 85, is the chairman of our Board and is a pioneer in the venture capital industry. In 1969, Mr. Pappajohn founded Equity Dynamics, Inc., a financial consulting entity, and Pappajohn Capital Resources, a venture capital firm, both in Des Moines, Iowa. Mr. Pappajohn has been involved in over 100 start-up companies and has served as a director of over 40 public companies, many in the bioscience and health-related industries. He currently serves on the boards of the following public companies: American CareSource Holdings, Inc., since 2004, and CNS Response, since 2009.

Previously, Mr. Pappajohn served on the boards of ConMed Healthcare Management, Inc. from 2005 until August 2012, PharmAthene, Inc., from 2007 until July 2011, Careguide, Inc., from 1995 until 2010, and SpectraScience, Inc., from 2007 until 2009. Mr. Pappajohn has a BSC degree in business from the University of Iowa.

We selected Mr. Pappajohn to serve on our Board due to his extensive background and experience in the venture capital industry, providing guidance to a variety of private and public companies in the bioscience and health related industries.

Panna L. Sharma

Mr. Sharma, 43, became a member of our Board and our President and Chief Executive Officer in May of 2010. Mr. Sharma was at TSG Partners, a specialty life sciences consultancy and advisory company, from 2001 to 2010, where he was the Managing Partner and founder. At TSG he led the development of strategic initiatives, corporate growth strategy and corporate turnarounds for both public and private companies. He also led over 70 buy and sell-side transactions for life sciences, healthcare and biopharma companies. At TSG, he established the Global Diagnostics Index, the Global Biotools Index and several other life science capital markets indices that are still used in the life science industry.

Prior to founding TSG, Mr. Sharma was the Chief Strategy Officer for iXL Enterprises, Inc. (“iXL”), a public e-business consultancy where he led strategy development and acquisitions activity and was part of the management team that aided in taking the company public in June 1999. At iXL, he also managed the specialty e-business strategy practices group that grew from under $4 million in revenue in 1998 to over $75 million in 2000. From 1996 to 1998, Mr. Sharma was a partner at Interactive Solutions, Inc., a marketing and strategy consultancy focused on health care and financial services in Cambridge, Massachusetts, that was sold to Omnicom, Inc., one of the largest global market analysis and marketing companies. Prior to that time, Mr. Sharma served as a consultant to Putnam Investment Management, LLC and Bank of America Corporation. Mr. Sharma has also served on the board of directors of EpicEdge, a health care and government focused IT services firm, from 2001 to 2003 and as chairman of the Advisory Board for EndoChoice, a global leader for the gastrointestinal treatment market from 2008 to 2010.

We selected Mr. Sharma to serve on our Board due to his extensive knowledge of our operations, competitive challenges and opportunities gained through his position as our President and Chief Executive Officer as well as his extensive experience as a strategic advisor to companies in the health care and life sciences industry.

Keith L. Brownlie, CPA

Mr. Brownlie, 61, has been a member of our Board since July 2013. Mr. Brownlie serves on the board of directors of Soligenix, Inc., a publicly traded specialty pharmaceutical company that develops products to treat life-threatening side effects of cancer treatments and serious gastrointestinal diseases and vaccines for certain bioterrorism agents, a position he has held since June 2011. Mr. Brownlie also serves on the board of directors of RXi Pharmaceuticals Corporation, a publicly traded biotechnology company involved in the research and development of RNAi products for the diagnosis, prevention and treatment of human diseases, a position he has held since June 2012. Mr. Brownlie also served as a member of the Board of Directors of Epicept Corporation, a publicly traded, specialty pharmaceutical company focused on the clinical development and commercialization of pharmaceutical products for the treatment of cancer and pain, from April 2011 to August 2013 when Epicept Corporation merged with Immune Pharmaceuticals, Inc.

From 1974 to 2010, Mr. Brownlie worked with the accounting firm of Ernst & Young LLP where he served as audit partner for numerous public companies and was the Life Sciences Industry Leader for the New York metro area where he was involved with over 100 public and private financings and M&A transactions. Mr. Brownlie received a BS in Accounting from Lehigh University and is a Certified Public Accountant in the state of New Jersey. Mr. Brownlie co-founded the New Jersey Entrepreneur of the Year Program and was Vice President and Trustee of the New Jersey Society of CPAs. In addition, he served as accounting advisor to the board of the Biotechnology Council of New Jersey.

We selected Mr. Brownlie to serve as a member of our Board because of his vast experience as an audit partner for numerous public companies and as a director of publicly traded specialty pharmaceutical and biotechnology companies. Mr. Brownlie also serves as chair of our audit committee.

Edmund Cannon

Edmund Cannon, 69, is a member of our Board and is founder and President of the Clinical Research Center of Cape Cod, which specializes in finding institutional review board approved, consented specimens for the diagnostics and pharmaceutical industries, and in setting up studies to support FDA submissions for pharmaceutical and biotechnology companies. Previously, Mr. Cannon was a marketing and operations consultant for Franey Medical Labs. Mr. Cannon also formerly had the most national sales for Pharmacia Diagnostics Inc., and was a vice president and co-founder of Alletess, Inc. Mr. Canon has a degree from Boston State College and attended a Master’s program at Providence College.

We selected Mr. Cannon to serve on our Board due to his extensive experience in working with hospitals and oncologists and his world class expertise in clinical trials. Mr. Cannon also serves on our audit, compensation and nominating committees.

Raju S.K. Chaganti, Ph.D.

Dr. Chaganti, 81, is our founder and has served on our Board since the Company’s inception. Dr. Chaganti is an internationally recognized leader in cancer cytogenetics and molecular genetics. He is a co-discoverer of patents for the cloning of two genes rearranged in lymphoma translocations, BCL6 and BCL8, and an additional two patents for the detection of translocations for the FISH classification of kidney cancers. Dr. Chaganti currently is the incumbent of the William E. Snee Chair at the Memorial Sloan-Kettering Cancer Center, where he is on the faculty of the Department of Medicine and Cell Biology Program. He is a professor at the Gernster Sloan- Kettering Graduate School of Biomedical Sciences at Weill-Cornell Graduate School of Medicine, New York, New York. He was the chief of Memorial Sloan-Kettering Cancer Center’s cytogenetics service, which he established in 1976 as one of the earliest genetically based cancer diagnostic services in the country.

Dr. Chaganti received a Ph.D. in biology (genetics) from Harvard University Graduate School of Arts and Sciences and completed his post-doctoral training at the Medical Research Council of Great Britain. Additionally, he completed a sabbatical in the Department of Tumor Biology at Karolinska Institute Stockholm, focusing on experimental murine and tumorgenesis as well as immunology. Dr. Chaganti is American Board of Medical Genetics certified in medical genetics, with a subspeciality in clinical cytogenetics.

We selected Dr. Chaganti to serve on our Board due to the perspective and extensive experience he brings as one of our founders, his over 35 years of experience in managing clinical cytogenetic laboratories and his renown as an international leader in the areas of cancer cytogenetics and molecular genetics.

Franklyn G. Prendergast, M.D., Ph.D.

Franklyn G. Prendergast, M.D., Ph.D., 69, is a member of our Board and is the Edmond and Marion Guggenheim Professor of Biochemistry and Molecular Biology and Professor of Molecular Pharmacology and Experimental Therapeutics at Mayo Medical School and the director of the Mayo Clinic Center for Individualized Medicine. From 1994 to 2006, he served as a director of Mayo Clinic Cancer Center. He has held several other teaching positions at the Mayo Medical School since 1975. Dr. Prendergast has served for the National Institute of Health on numerous study section review groups; as a charter member of the Board of Advisors for the Division of Research Grants, now the Center for Scientific Review; the National Advisory General Medical Sciences Council; and the Board of Scientific Advisors of the National Cancer Institute. He held a Presidential Commission for service on the National Cancer Advisory Board. Dr. Prendergast also has served in numerous other advisory roles for the National Institute of Health and the National Research Council of the

National Academy of Sciences, and he is a member of the board of directors of the Translational Genomics Research Institute and the Infectious Disease Research Institute (IDRI). Dr. Prendergast has served on the board of directors of Eli Lilly & Co. since 1995 and is a member of the board’s science and technology and public policy and compliance committees. He also currently serves on the board of directors for DemeRx, Inc., a private, biotechnology drug development company, and Ativa Medical Corporation, a private, diagnostic technology company. Dr. Prendergast obtained his medical degree with honors from the University of West Indies and attended Oxford University as a Rhodes Scholar, earning an M.A. degree in physiology. He obtained his Ph.D. in Biochemistry at the University of Minnesota.

We selected Dr. Prendergast to serve on our Board due to his extensive experience and expertise as a medical clinician, researcher and academician, particularly, in the areas of oncology and personalized medicine, developed through his roles with Mayo Clinic, including serving as director of the Mayo Clinic Cancer Center and the Mayo Clinic Center for Individualized Medicine. Dr. Prendergast also serves on our audit, compensation and nominating committees.

Paul R. Rothman, M.D.

Dr. Rothman, 56, is a member of our Board and the Dean of the Medical Faculty and CEO of Johns Hopkins Medicine. As Dean and CEO, Dr. Rothman oversees both the Johns Hopkins Health System and the School of Medicine. He joined Johns Hopkins in July 2012, after having served as the Dean of the Carver College of Medicine at the University of Iowa and the leader of its clinical practice plan since 2008. Previously, he served as head of internal medicine at the University of Iowa, and prior to that, was vice chairman for research and founding director of the Division of Pulmonary, Allergy and Critical Care Medicine at Columbia University College of Physicians and Surgeons, where he joined the faculty in 1986. He is a Phi Beta Kappa graduate of the Massachusetts Institute of Technology and earned his medical degree from Yale University. He trained at Columbia-Presbyterian Medical Center and accepted a postdoctoral fellowship at Columbia University prior to joining its school faculty.

We selected Mr. Rothman to serve on our Board due to his extensive experience in working with hospitals and oncologists and his expertise in clinical practice.

Michael J. Welsh, M.D.

Dr. Welsh, 65, is a nominee to our Board and is a Howard Hughes Medical Institute Investigator since 1989, a position he has held since 1989, and a Professor of Internal Medicine and Molecular Physiology and Biophysics at the University of Iowa, a position he has held since 1987. Dr. Welsh is the Roy J. Carver Biomedical Research Chair in Internal Medicine and Molecular Physiology and Biophysics. He is also Director of the Cystic Fibrosis Research Center and Director of the Pappajohn Biomedical Institute. Dr. Welsh was elected to the Institute of Medicine in 1997, the American Academy of Arts and Sciences in 1998, and the National Academy of Sciences in 2000. Dr. Welsh has co-founded two companies, Exemplar Genetics, a privately-held biotechnology company, and Emmyon, Inc., a privately-held biotechnology company. Dr. Welsh received his MD and internal medicine training at the University of Iowa and trained in pulmonary medicine and research at the University of California at San Francisco and the University of Texas in Houston.

We selected Dr. Welsh to serve on our Board due to his extensive experience as a leading researcher in biomedical engineering.

The Board of Directors and Its Committees

Board of Directors.

The Company is currently managed by an eight member Board of Directors (the “Board”). There is currently one vacancy on the Board and each of the seven current directors is nominated for re-election at the Annual Meeting. In addition, the Board has selected Dr. Welsh as a nominee to fill the current vacancy on the Board. Each of Mr. Brownlie, Mr. Cannon, Dr. Prendergast and Dr. Rothman is “independent” as that term is defined under the rules of The NASDAQ Stock Market. In addition, we anticipate that the Board will determine that Dr. Welsh is “independent” as that term is defined under the rules of the NASDAQ Stock Market.

Our Board met eight times in 2013. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees). This is our first Annual Meeting of Stockholders since our initial public offering on April 10, 2013. The Annual Meeting is being held to coincide with one of the Board’s regularly scheduled meetings, although, in the future, we may not schedule the Annual Meeting to coincide with a meeting of the Board. The Company does not have a formal policy requiring members of the Board to attend our annual meetings.

Audit Committee.

The Board has established an Audit Committee currently consisting of Mr. Brownlie, Mr. Cannon and Dr. Prendergast. The Audit Committee’s primary functions are to oversee and review: the integrity of the Company’s financial statements and other financial information furnished by the Company, the Company’s compliance with legal and regulatory requirements, the Company’s systems of internal accounting and financial controls, the independent auditor’s engagement, qualifications, performance, compensation and independence, related party transactions, and compliance with the Company’s Code of Business Conduct and Ethics.

The Audit Committee also appoints (and recommends that the Board submit for shareholder ratification, if applicable), compensates, retains and oversees the independent auditor retained for the purpose of preparing or issuing an audit report or other related service. In addition, the Audit Committee discusses guidelines and policies related to risk assessment and risk management with the Company, prepares an Audit Committee report in accordance with SEC regulations, sets policies regarding the hiring of employees or former employees of the Company’s independent auditors, reviews and investigates any matters pertaining to integrity of management, including conflicts of interest, reviews related party transactions, reviews financial reporting and accounting standards, meets with officers as necessary, reviews the independence of the independent public accountants and reviews the adequacy of the Company’s internal accounting controls.

Each member of the Audit Committee is “independent” as that term is defined under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the applicable rules of The NASDAQ Stock Market. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board determined that Mr. Brownlie is an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable rules of The NASDAQ Stock Market. The Audit Committee met six times during 2013. Our Board has adopted an Audit Committee Charter, which is available for viewing at www.cancergenetics.com.

Compensation Committee.

The Board has established a Compensation Committee currently consisting of Mr. Cannon and Dr. Prendergast. The primary functions of the Compensation Committee are to facilitate the Board’s discharge of its responsibilities relating to the evaluation and compensation of the Company’s executives, oversee the administration of the Company’s compensation plan, review and determine director compensation, and prepare any reports on executive compensation required by the SEC and NASDAQ.

The Compensation Committee also establishes, in consultation with senior management of the Company, and periodically reviews, a general compensation strategy for the Company and its subsidiaries, reviews the chief executive officer’s compensation and evaluates his or her performance (at least annually), reviews and discusses compensation disclosure as may be required by the SEC, reviews and makes recommendations with respect to incentive compensation plans and equity-based plans, and conducts or authorizes investigations or studies of any matters within the scope of Compensation Committee’s responsibilities.

To determine executive compensation, the Compensation Committee, with input from the chief executive officer (who shall not participate in the deliberations regarding his or her own compensation), at least annually reviews and makes recommendations to the Board of appropriate compensation levels or other terms of employment for each executive of the Company. The Compensation Committee considers all factors it deems relevant.

The Compensation Committee met four times during 2013. Each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The NASDAQ Stock Market. Our Board has adopted a Compensation Committee Charter, which is available for viewing at www.cancergenetics.com.

Nominating and Corporate Governance Committee.

The Board has established a Nominating and Corporate Governance Committee consisting of Mr. Cannon and Dr. Prendergast. The primary functions of the Nominating and Corporate Governance Committee are to identify, review the qualifications of, and recommend to the Board, proposed nominees for election to the Board (consistent with criteria approved by the Board), select, or recommend that the Board select, the director nominees for the next annual meeting of stockholders, and oversee the annual evaluation of the Board and management.

The Nominating and Corporate Governance Committee also makes recommendations to the full Board regarding the size and composition of the Board and the criteria for Board and committee membership, establishes procedures to be followed by stockholders in submitting recommendations for director candidates, establishes a process for identifying and evaluating nominees for the Board, retains advisory firms to help identify director candidates, and reviews stockholder proposals and proposed responses.

The Nominating and Corporate Governance Committee acted by written consent, but did not meet, during 2013. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined under the applicable rules of The NASDAQ Stock Market. Our Board has adopted a Nominating and Corporate Governance Charter, which is available for viewing at www.cancergenetics.com.

Stockholder nominations for directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications.” All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, as described below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

•	the name and address of record of the security holder;

•	a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

•	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

•	a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the Nominating and Corporate Governance Committee periodically considers the Board’s leadership structure. This consideration includes the pros and cons of alternative leadership structures in light of the Company’s operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board.

Although the Company currently has, and historically has had, a Chairman of the Board separate from the Chief Executive Officer, the Company does not have a specific policy regarding the separation of the offices of Chairman of the Board and the Chief Executive Officer. Further, we do not have a lead independent director. The Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading the day-to-day operations of the Company while the Chairman of the Board can focus on leading the Board in the performance of its duties. We acknowledge, however, that there may be circumstances in the future when it is in the best interests of the Company to combine the positions of Chairman of the Board and the Chief Executive Officer. Our Chairman of the Board, when present, presides over all meetings of our Board.

Our Board oversees our risk management. This oversight is administered primarily through the following:

•	the Board’s review and approval of our plans for our business (presented to the Board by the Chief Executive Officer and other management), including the projected opportunities and challenges facing our business;

•	the Board’s periodic review of our business developments and financial results;

•	our Audit Committee’s oversight of our internal control over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of our internal controls and financial reporting; and

•	our Compensation Committee’s review and recommendations to the Board regarding our executive officer compensation and its relationship to our business goals.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Cancer Genetics, Inc., 201 Route 17 North, 2nd Floor, Rutherford, New Jersey 07070, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to provide guidance to the Company’s directors, officers and employees to help them recognize and deal with ethical issues, to provide mechanisms to report unethical or illegal conduct and to contribute positively to the Company’s culture of honesty and accountability. Our Code of Business Conduct and Ethics is publicly available on our website at www.cancergenetics.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our directors or executive officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name of Individual	Age	Position and Office
Panna L. Sharma	43	President and Chief Executive Officer
Edward J. Sitar	53	Chief Financial Officer, Secretary and Treasurer
Jane Houldsworth, Ph.D.	55	Vice President, Research and Development

Panna L. Sharma

For Mr. Sharma’s biography, please see the section above entitled “Nominees for Election.”

Edward J. Sitar

On April 1, 2014, Edward J. Sitar, age 53, was appointed as our Chief Financial Officer.

Prior to joining us in March 2013, from January 2013 to December 2013, Mr. Sitar served as Chief Financial Officer—New Business of Healthagen, an Aetna company. Prior to Healthagen, from August 2010 to January 2013, Mr. Sitar served as Executive Vice President and Chief Financial Officer of ActiveHealth Management, Inc.an Aetna company. From April 2001 to May 2010, he served as Executive Vice President and Chief Financial Officer of Cadent Holdings, Inc., a privately-held company that provided three-dimensional digital scanning services for dentists and orthodontists. From August 1998 to April 2001, Mr. Sitar served as Chief Financial Officer and Treasurer of MIM Corporation, now BioScrip, Inc., a publicly traded specialty pharmaceutical and pharmacy benefit management service provider. From May 1996 to August 1998, Mr. Sitar was the Vice President of Finance for Vital Signs, Inc., a publicly traded manufacturer and distributor of single use medical products. From June 1993 to April 1996, Mr. Sitar was the Controller of Zenith. From 1982 through July 1993, he was with Coopers & Lybrand, a public accounting firm. He holds a B.S. in accounting from the University of Scranton.

Jane Houldsworth, Ph.D.

Dr. Houldsworth, 55, joined us in 2007 as head of Research and Development and was promoted to Vice President of Research and Development in June 2011. From 2007 to June 2011, Dr. Houldsworth also served as a consultant to Memorial Sloan-Kettering Cancer Center. She has a long-standing interest in the biology and genetics of lymphoma and male germ cell tumors, with over 20 years’ experience in translational research.

Dr. Houldsworth is a co-inventor on four issued patents. These patents relate to methods using a panel for detecting and differentiating renal cortical neoplasms and a tool for diagnosing and prognosing mature B-cell neoplasms. Dr. Houldsworth has published 15 book chapters and more than 50 peer-reviewed papers and is a reviewer for several scientific journals. She actively consults on academic research projects and is an active member of the American Society of Hematology and the American Association for Cancer Research. Dr. Houldsworth has been awarded several grants from the National Institutes of Health, the Lance Armstrong Foundation and other private foundations. In 2005, Dr. Houldsworth attained a New York State Certificate of Qualification as a laboratory director for oncology, molecular and cellular tumor markers. Prior to joining us in 2007, she was an Associate Attending Geneticist and an Associate Laboratory Member at the Memorial Sloan-Kettering Cancer Center in Dr. Chaganti’s laboratory. Dr. Houldsworth has a Ph.D. in Biochemistry from University of Queensland, Australia and received post-doctoral training in Molecular Biology at the California Institute of Technology, Pasadena.

There are no family relationships among any of our directors and executive officers.

Key Consultants

Dr. Wang

Dr. Lan Wang is a key consultant and serves as the medical director for our reference laboratory. Upon joining us, Dr. Wang monitored the set-up of our laboratory. Our laboratory has grown significantly since Dr. Wang’s arrival, both in volume and testing. She assisted in maturing our focus to become a full-service laboratory that targets hematological oncologists and pathologists. As Medical Director, Dr. Wang is responsible for supervising all compliance and operational aspects of our reference laboratory, including order testing for summation cases based on clinical information, reflex testing based on results, interpreting and diagnosing all flow and surgical specimens, summation reporting, performing internal and external correlation studies, reviewing and approving all standard operating procedures and reviewing and approving all validations.

Dr. Wang began working with us in 2007. Her career focus is in diagnostic hematopathology, centered on lymphomas and leukemias. In 1999, Dr. Wang joined as a clinical fellow at Harvard Medical School. She received residency training in anatomical and clinical pathology from 1999 to 2003 at Massachusetts General Hospital. From 2003 to 2004, Dr. Wang finished her fellowship training in hematopathology with Dr. Nancy L. Harris at Massachusetts General Hospital. From 2004 to date, Dr. Wang has held the position of staff pathologist and hematophathologist and serves as a cancer liaison physician at Chilton Memorial Hospital in New Jersey.

Dr. Wang is an active member of the Society of Hematopathology, the United States and Canadian Academies of Pathology and the College of American Pathologists. Her work has been published in numerous peer-reviewed publications. Dr. Wang is certified by the American Board of Pathology in anatomical and clinical pathology, as well as hematopathology. In New Jersey, Dr. Wang holds a medical license and bioanalytical laboratory director license from the board of medical examiners. She also has a certificate of qualification from New York State as a laboratory director in histopathology, cytopathology, hematology, immunohematology, oncology-molecular and cellular tumor markers, and cellular immunology-malignant leukocyte immunophenotyping.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation awarded to or earned by the Company’s principal executive officer and the Company’s two most highly compensated executive officers who were serving as executive officers as of December 31, 2013. The persons listed in the following table are referred to herein as the “named executive officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Panna L. Sharma	2013	$359,040	$290,000	$2,102,000	$13,900	(2)	$2,764,940
Chief Executive Officer and President	2012	$350,000	$150,000	—	$26,950	(2)	$526,950

Elizabeth Czerepak	2013	$250,000	$220,000	—	$24,759	(4)	$494,759
Chief Financial Officer(3)	2012	$250,000	$75,000	—	—		$325,000

Jane Houldsworth	2013	$225,000	$66,250	$105,100	—		$396,350
Vice President Research and Development	2012	$200,000	$40,000	—	—		$240,000

(1)	Represents the aggregate grant date fair value for grants made in 2013 and 2012 computed in accordance with FASB ASC Topic 718. Unlike the calculations contained in the Company’s financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions used in valuing options are described in note 11 to the Company’s financial statements included in its Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 28, 2014.
(2)	Consists of $13,050 for relocation allowance and $850 for life insurance benefits in 2013 and $26,100 for relocation allowance and $850 for life insurance benefits in 2012.
(3)	Ms. Czerepak resigned as our Chief Financial Officer effective March 31, 2014. In connection with Ms. Czerepak’s resignation, the Company and Ms. Czerepak entered into a separation agreement. The separation agreement provides for severance benefits of, among other things: (i) one year’s salary of $250,000 payable over a period of nine months; (ii) a lump sum payment equal to $125,000, and (iii) the vesting of all stock options held by her will be accelerated and the expiration date on her options will be extended until December 31, 2014. Ms. Czerepak will also receive (i) her annual bonus of $125,000 for fiscal 2013 and (ii) a bonus of $25,000 for the first quarter of 2014.
(4)	Consists of $24,759 paid to Ms. Czerepak, which represents the value of her accrued and unused vacation time.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

The material terms of each named executive officer’s employment agreement or arrangement are described below.

Panna L. Sharma

We entered into an employment agreement as of December 28, 2011, effective as of April 1, 2010 (“CEO Agreement”), with Panna L. Sharma in connection with his appointment as our Chief Executive Officer and President. The CEO Agreement provides for, among other things: (i) an annual base salary of $350,000, or such greater amount as may be determined by the board, (ii) eligibility for an annual cash bonus of up to 50% of base salary, (iii) a one-time cash bonus of $100,000 upon completion of an initial public offering with gross proceeds of at least $25.0 million no later than December 31, 2012, which was later revised to March 31, 2013, and (iv) the following post-termination benefits: (a) any performance bonus plan, then in effect, pro rata for his period of actual employment during the year, payable at the regular bonus payment time but only if other employees are then paid their bonus amounts, and continuation of medical/dental, disability and life benefits for a period of six months following termination of employment and (b) monthly payments equal to his base salary immediately prior to such termination for a period of twelve months in the event his employment is terminated without “cause” or Mr. Sharma resigns for “good reason” not in connection with a “change of control” or in the event his employment is terminated due to injury, illness or disability, or (c) a lump sum payment equal to eighteen months of his then base salary plus an amount equal to the prior year bonus in the event his employment is terminated for any reason within twelve months following a change of control. The CEO Agreement further provides that Mr. Sharma will not engage in competitive activity, as set forth in the CEO Agreement, for a period of twelve months following termination of employment for any reason. The CEO Agreement also provides for reimbursement of reasonable expenses for travel between his then-current place of residence in Georgia and our office in New Jersey and reimbursement of direct relocation expenses of up to $50,000. We agreed to pay Mr. Sharma $2,900 per month for up to twelve months to reimburse him for additional expenses incurred in renting his former residence. The monthly payments began in April 2012 and were paid in full. The CEO Agreement had an initial term through April 30, 2012, and automatically renews for additional one-year terms.

We paid a one-time cash bonus of $90,000 to Mr. Sharma upon consummation of our initial public offering.

On October 10, 2013, the Compensation Committee granted Mr. Sharma an option to purchase 200,000 shares of our common stock, at an exercise price of $15.39 per share pursuant and subject to the terms of our 2011 Equity Incentive Plan. The option vests over a period of five years from the Grant Date in sixty equal monthly installments commencing one month from the grant date. The vesting of Mr. Sharma’s option may be accelerated upon the achievement of certain milestones. In addition, the Compensation Committee approved an immediate $50,000 per annum increase in Mr. Sharma’s salary, resulting in an annual salary of $400,000, and an increase in Mr. Sharma’s bonus opportunity to $200,000 per year, or 50% of his annual base salary, subject to the satisfactory performance of certain criteria to be established by the Compensation Committee. In addition, subject to the adoption of a new equity plan or amendment to increase the shares available for issuance under the 2011 Equity Incentive Plan, we committed to issue 50,000 restricted shares of common stock to Mr. Sharma.

Elizabeth Czerepak

In January 2011, Elizabeth Czerepak was named Chief Financial Officer. We entered into an employment agreement effective as of January 1, 2012 (“Czerepak Agreement”) with Ms. Czerepak. The Czerepak Agreement provided for, among other things: (i) an annual base salary of $250,000, or such greater amount as may be determined by the Board, (ii) eligibility for an annual cash bonus of up to 50% of base salary, (iii) a one-time cash bonus of $50,000 upon completion of an initial public offering with gross proceeds of at least $25.0 million no later than December 31, 2012, which was later revised to March 31, 2013, and (iv) the following post-termination benefits: (a) any performance bonus plan, then in effect, pro rata for her period of actual employment during the year, payable at the regular bonus payment time but only if other employees are then paid their bonus amounts, and continuation of medical/dental, disability and life benefits for a period of six months following termination of employment and (b) monthly payments equal to her base salary immediately prior to such termination for a period of six months in the event her employment was terminated without “cause” or Ms. Czerepak resigned for “good reason” not in connection with a “change of control”, (c) monthly payments equal to her base salary immediately prior to such termination for a period of twelve months in the event her employment was terminated due to illness, injury or disability or (d) a lump sum payment equal to twelve months of her then base salary plus an amount equal to the prior year bonus in the event her employment was terminated for any reason within twelve months following a change of control. The Czerepak Agreement further provided that Ms. Czerepak will not engage in competitive activity, as set forth in the Czerepak Agreement, for a period of twelve months following termination of employment for “cause” or due to illness, injury or disability or for a period of six months following termination of employment without “cause” or resignation for “good reason” or without “good reason”. The Czerepak Agreement had an initial term of January 1, 2012 through December 31, 2012, and automatically renewed for additional one-year terms.

Following consummation of our initial public offering, we paid a one-time cash bonus in the amount of $45,000 to Ms. Czerepak. In October 2013, we paid a one-time cash bonus in the amount of $50,000 to Ms. Czerepak.

Ms. Czerepak resigned as our Chief Financial Officer, effective March 31, 2014. In connection with Ms. Czerepak’s resignation, the Company and Ms. Czerepak entered into a separation agreement. The separation agreement provides for severance benefits of, among other things: (i) one year’s salary of $250,000 payable over a period of nine months; (ii) a lump sum payment equal to $125,000, and (iii) the vesting of all stock options held by her will be accelerated and the expiration date on her options will be extended until December 31, 2014. Ms. Czerepak will also receive (i) her annual bonus of $125,000 for fiscal 2013 and (ii) a bonus of $25,000 for the first quarter of 2014.

Jane Houldsworth, Ph.D.

We entered into an employment agreement with Dr. Houldsworth effective as of January 1, 2012 (“VP Agreement”). The VP Agreement provides for, among other things: (i) an annual base salary of $200,000, or such greater amount as may be determined by the Board, (ii) eligibility for an annual cash bonus of up to 25% of base salary, and (iii) the following post-termination benefits: (a) any performance bonus plan, then in effect, pro rata for her period of actual employment during the year, payable at the regular bonus payment time but only if other employees are then paid their bonus amounts, and continuation of medical/dental, disability and life benefits for a period of six months following termination of employment and (b) monthly payments equal to her base salary immediately prior to such termination for a period of six months in the event her employment is terminated without “cause” or Dr. Houldsworth resigns for “good reason” not in connection with a “change of control”, (c) monthly payments equal to her base salary immediately prior to such termination for a period of twelve months in the event her employment is terminated due to illness, injury or disability or (d) a lump sum payment equal to twelve months of her then base salary plus an amount equal to the prior year bonus in the event her employment is terminated for any reason within twelve months following a change of control. The VP Agreement further provides that Dr. Houldsworth will not engage in competitive activity, as set forth in the VP Agreement, for a period of twelve months following termination of employment for “cause” or due to illness, injury or disability or for a period of six months following termination of employment without “cause” or resignation for “good reason” or without “good reason”. The VP Agreement has an initial term of January 1, 2012 through December 31, 2012, and automatically renews for additional one-year terms.

In August 2013, we paid a one-time cash bonus in the amount of $10,000 to Dr. Houldsworth.

Repricing and Exchange of Options

In October 2012, prior to our initial public offering, the Board authorized the officers of the Company to offer to exchange a reduced number of re-priced stock options to certain employee options holders, which authorization was expanded and modified in February 2013 under the following terms: those employees holding stock options with a strike price of $25.00 or more have the opportunity to exchange their options for 60% of the number of options then held with an exercise price equal to our initial public offering price per share, and those employees holding stock options with a strike price of $12.50 would have the opportunity to exchange their options for 80% of the number of options currently held with an exercise price equal to our initial public offering price per share. Any exchanged options would be non-qualified stock options. On April 10, 2013, our initial public offering became effective and 336,300 options with exercise prices ranging from $12.50 to $33.80 were exchanged for 242,070 options with an exercise price of $10.00.

Pursuant to that offer, Mr. Sharma exchanged 190,000 options with an exercise price of $12.50 for 152,000 options with an exercise price of $10.00 and Ms. Czerepak exchanged 50,000 options with an exercise price of $25.00 for 30,000 options with an exercise price of $10.00.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning unexercised options to purchase common stock and common stock that has not yet vested for each named executive officer and outstanding as of December 31, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END—2013

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
Panna L. Sharma(1)	117,600 8,986	(1) (2)	34,400 191,014	(1) (2)	$ $	10.00 15.39	3/31/2020 10/10/2023

Elizabeth Czerepak(3)	30,000	(3)	—			$10.00	12/312014

Jane Houldsworth(4)	13,287 449	(4) (5)	2,913 9,551	(4) (5)	$ $	4.80 15.39	1/18/2020 10/10/2023

(1)	18,000 shares vested immediately on the grant date, April 1, 2010. The remaining shares vest in 60 equal monthly installments of 2,866 shares commencing on the grant date.
(2)	The shares vest in 60 equal monthly installments of 3,333 shares commencing on the grant date, subject to acceleration upon the achievement of certain milestones.
(3)	In connection with Ms. Czerepak’s resignation, the Company and Ms. Czerepak entered into a separation agreement. The separation agreement provides, among other things, that the vesting of all stock options held by her will be accelerated and the expiration date on her options will be extended until December 31, 2014.
(4)	2,400 shares vested immediately on the grant date, January 19, 2010. 2,760 shares, which represent 20% of the remaining shares, vested on the one-year anniversary of the grant date. The remaining shares vest in 48 equal monthly installments of 230 shares commencing one month following the one year anniversary of the grant date.
(5)	20% of the shares vest on the one-year anniversary of the grant date. The remaining shares vest in 48 equal monthly installments of 167 shares commencing one month following the one year anniversary of the grant date.

COMPENSATION OF DIRECTORS

Non-Employee Director Compensation Policy

On October 10, 2013, our Directors adopted a compensation policy for our non-employee directors. This policy does not apply to non-directors directors who are compensated pursuant to the terms of a separate consulting agreement. Currently, Mr. Pappajohn and Dr. Chaganti are compensated pursuant the consulting agreements described below in lieu of any compensation pursuant to this policy. This policy provides for the following cash compensation to our non-employee directors:

•	each non-employee director will receive an annual base fee of $10,000; and

•	in addition to the $10,000 annual base fee, the chairman of our audit committee will receive an annual fee of $10,000.

This policy provides for the following equity compensation to our non-employee directors:

•	each non-employee director, will receive bi-annual restricted stock awards of 5,000 shares of our common stock; and

•	each non-employee director, will receive annual option grants to purchase $10,000 shares of our common stock.

The restricted stock awards and option grants will each vest in two equal annual installments. On October 10, 2013, we granted each non-employee director, other than the Dr. Chaganti, options to purchase 10,000 shares of our common stock at an exercise price of $15.39. In addition, we granted Mr. Brownlie, the chairman of our audit committee, options to purchase 12,312 shares of our common stock at an exercise price of $15.39 and we granted Mr. Thompson 2,500 fully vested shares of restricted stock in recognition of his past service as chairman of our audit committee. All other equity grants under the director compensation policy are subject to the adoption of the Amended and Restated 2011 Equity Incentive Plan at the Annual Meeting.

All fees under the director compensation policy are paid on a quarterly basis and no per meeting fees are paid. We also reimburse non-employee directors for reasonable expenses incurred in connection with attending Board and committee meetings.

Consulting Agreements

Certain non-employee directors entered into consulting agreements with us, as described below, pursuant to which they receive cash compensation and equity for consulting services.

John Pappajohn

Effective on January 6, 2014, our Board appointed John Pappajohn to serve as the chairman of the Board, a position previously held by Dr. Raju S.K. Chaganti. As compensation for serving as the chairman of the Board, we pay Mr. Pappajohn $100,000 per year and grant to Mr. Pappajohn, subject to the approval of the Amended and Restated 2011 Equity Incentive Plan at the Annual Meeting, 25,000 restricted shares of the Company’s common stock, and options to purchase an aggregate of 100,000 shares of the Company’s common stock. The options will have a term of ten years from the date on which they are granted. The restricted stock and the options each vest in two equal installments on the one year anniversary and the two year anniversary of the date on which Mr. Pappajohn became the chairman of the Board. The exercise price of the options is $13.98. Prior to his appointment as chairman of the Board, Mr. Pappajohn was compensated pursuant to the Non-employee Director Compensation Policy described above.

Raju S.K. Chaganti, Ph.D.

On September 15, 2010, we entered into a three-year consulting agreement with Dr. Raju Chaganti, our chairman, pursuant to which Dr. Chaganti provides us with consulting and technical support services in connection with our technical and business affairs, including oversight of our clinical diagnostic laboratory. In

September 2013, we extended this agreement until December 31, 2013. In consideration for Dr. Chaganti’s services, we pay Dr. Chaganti $5,000 per month and he received an option to purchase 60,000 shares of our common stock at a purchase price of $25.00 per share in connection with his execution of the consulting agreement. Such option vests in 12 quarterly installments of 5,000 shares commencing on October 1, 2010. Pursuant to his consulting agreement, Dr. Chaganti also assigned to us all rights to any inventions which he may invent during the course of rendering consulting services to us. In exchange for this assignment, if the U.S. Patent and Trademark Office issues a patent for an invention on which Dr. Raju Chaganti is listed as an inventor, we agreed to pay Dr. Chaganti (i) a one-time payment of $50,000 and (ii) 1% of the net revenues we receive from any licensed sales of the invention.

On June 5, 2013, the compensation committee granted Dr. Chaganti a $50,000 bonus.

On February 19, 2014, we entered into a new, three-year consulting agreement with Dr. Chaganti, pursuant to which Dr. Chaganti provides us with consulting and technical support services in connection with our technical and business affairs, including oversight of our clinical diagnostic laboratory. In consideration for Dr. Chaganti’s services, we continue to pay Dr. Chaganti $5,000 per month. In addition, he received, subject to the adoption of the Amended and Restated 2011 Equity Incentive Plan at the Annual Meeting, an option to purchase 200,000 shares of our common stock at a purchase price of $15.89 per share in connection with his execution of the consulting agreement. Such option vests in 16 quarterly installments of 12,500 shares commencing on April 1, 2014. Pursuant to his consulting agreement, we have continued the arrangement where Dr. Chaganti assigned to us all rights to any inventions which he may invent during the course of rendering consulting services to us. In exchange for this assignment, if the U.S. Patent and Trademark Office issues a patent for an invention on which Dr. Raju Chaganti is listed as an inventor, we agreed to pay Dr. Chaganti (i) a one-time payment of $50,000 and (ii) 1% of the net revenues we receive from any licensed sales of the invention for the life of the patent.

Except as set forth in the table below, the non-employee directors did not receive any cash or equity compensation during 2013.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Stock awards ($)		Option awards(1)	Non-equity incentive plan compensation ($)	All other compensation ($)		Total ($)
John Pappajohn	$2,500	—		$101,600	—	$120,000	(2)	$224,100
Raju S. K. Chaganti, Ph.D.	—	—		—	—	$60,000	(3)	$60,000
Keith L. Brownlie	$5,000	—		$226,690	—	—		$231,690
Edmund Cannon	$2,500	—		$101,600	—	—		$104,100
Andrew Pecora, M.D.(4)	$2,500	—		$101,600	—	—		$104,100
Franklyn G. Prendergast, M.D., Ph.D.	$2,500	—		$101,600	—	—		$104,100
Tommy G. Thompson(3)	$2,500	$38,475	(5)	$101,600	—	—		$104,100

(1)	Represents the aggregate grant date fair value for grants made in 2013 computed in accordance with FASB ASC Topic 718. Unlike the calculations contained in the Company’s financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions used in valuing options are described in note 11 to the Company’s financial statements included in its Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 28, 2014.
(2)	In August 2010, we entered into a consulting agreement with Equity Dynamics, Inc., an entity controlled by John Pappajohn, pursuant to which Equity Dynamics, Inc. receives a monthly fee of $10,000 plus reimbursement of expenses.

(3)	Paid in accordance with the consulting agreement referred to above, pursuant to which Dr. Chaganti receives a monthly fee of $5,000.
(4)	Dr. Andrew Pecora resigned from the Board, effective February 18, 2014.
(5)	On October 10, 2013, the Company granted 2,500 fully vested shares of restricted stock in recognition of past service as chairman of the audit committee. Hon. Tommy G. Thompson resigned from the Board, effective January 6, 2014.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Cancer Genetics, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2013 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2013.

2.	The Audit Committee has discussed with representatives of McGladrey LLP, the independent public accounting firm, the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.	The Audit Committee has discussed with McGladrey LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by McGladrey LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Audit Committee,

Keith L. Brownlie, Chairman

Franklyn G. Prendergast, M.D., Ph.D.

Edmund Cannon

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of April 7, 2014 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the named executive officers; (iii) the current executive officers; (iv) all of the current executive officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable under options that are exercisable on or within 60 days after April 7, 2014 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 9,275,681 shares of common stock issued and outstanding as of April 7, 2014 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Named Executive Officers, Executive Officers and Directors:
Panna Sharma	161,171	(1)	1.7%
Jane Houldsworth, Ph.D.	26,317	(2)	*	*
Elizabeth Czerepak	30,000	(3)	*	*
Edward J. Sitar	—	(4)	*	*
Raju S.K. Chaganti, Ph.D.	574,727	(5)	6.1%
Keith L. Brownlie	—	(6)	*	*
Edmund Cannon	20,894	(7)	*	*
John Pappajohn	2,354,245	(8)	22.6%
Dr. Franklyn G. Prendergast, M.D., Ph.D.	5,333	(9)	*	*
Paul R. Rothman, M.D.	—		*	*
Michael J. Welsh	—		*	*
All current executive officers and directors as a group (9 persons)	3,132,687		29.3%

(*)	Unless otherwise indicated, the address is c/o Cancer Genetics, Inc., 201 Route 17 North, 2nd Floor, Rutherford, New Jersey, 07070.
(**)	Less than 1%
(1)	Includes 156,133 shares of common stock underlying options exercisable on or before June 7, 2014. Excludes 195,867 shares of common stock underlying options that are not exercisable on or before June 7, 2014. Includes 5,038 shares of common stock underlying warrants held by TSG. Excludes 50,000 shares of restricted stock subject to the adoption of a new equity plan or amendment to increase the shares available for issuance under the 2011 Equity Plan.
(2)	Includes 14,360 shares of common stock underlying options exercisable on or before June 7, 2014. Excludes 11,840 shares of common stock underlying options that are not exercisable on or before June 7, 2014.
(3)	Includes 30,000 shares of common stock underlying options exercisable on or before June 7, 2014. Ms. Czerepak was the Chief Financial Officer of the Company through March 31, 2014.
(4)	Excludes 90,000 shares of common stock underlying options and 10,000 shares of restricted stock subject to the adoption of a new equity plan or amendment to increase the shares available for issuance under the 2011 Equity Plan. Mr. Sitar was appointed as our Chief Financial Officer as of April 1, 2014.
(5)	Includes 136,000 shares of common stock underlying options held by Dr. Raju Chaganti exercisable on or before June 7, 2014. Also, includes 60,000 shares of common stock owned by Chaganti LLC, 97,826 shares of common stock owned by his wife, Dr. Seeta Chaganti, and 83,494 shares of common stock held by grantor retained annuity trusts of which Dr. Raju Chaganti and his wife are co-trustees and/or recipients. Excludes 200,000 shares of common stock underlying options subject to the adoption of a new equity plan or amendment to increase the shares available for issuance under the 2011 Equity Plan.
(6)	Excludes 22,312 shares of common stock underlying options that are not exercisable on or before June 7, 2014 and 5,000 shares of restricted stock subject to the adoption of a new equity plan or amendment to increase the shares available for issuance under the 2011 Equity Plan.
(7)	Includes 15,000 shares of common stock underlying options exercisable on or before June 7, 2014. Excludes 10,000 shares of common stock underlying options that are not exercisable on or before June 7, 2014 and 5,000 shares of restricted stock subject to the adoption of a new equity plan or amendment to increase the shares available for issuance under the 2011 Equity Plan.
(8)

Includes 200,000 shares of common stock owned by his wife. Includes 15,000 shares of common stock underlying options exercisable on or before June 7, 2014. Includes 1,066,013 shares of common stock underlying warrants exercisable on or before June 7, 2014. Excludes 10,000 shares of common stock underlying options that are not exercisable on or before June 7, 2014 and 100,000 shares of common stock underlying options and 25,000 shares of restricted stock subject to the adoption of a new equity plan or amendment to increase the shares available for issuance under the 2011 Equity Plan.
(9)	Includes 5,333 shares of common stock underlying options exercisable on or before June 7, 2014. Excludes 12,667 shares of common stock underlying options that are not exercisable on or before June 7, 2014 and 5,000 shares of restricted stock subject to the adoption of a new equity plan or amendment to increase the shares available for issuance under the 2011 Equity Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon the Company’s review of copies of Forms 3, 4 and 5 furnished to the Company, the Company believes that all of its directors, executive officers and any other applicable stockholders timely filed all reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2013.

Transactions with Related Persons

Other than compensation arrangements for named executive officers and directors, we describe below each transaction and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year end for the last two completed fiscal years; and

•	any of our directors, nominees for director, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the section entitled “Executive Compensation”.

2012 Convertible Debt Financing Transaction

We entered into a restated Credit Agreement dated as of October 17, 2012 with John Pappajohn and one other lender for a $3.0 million convertible term loan. Mr. Pappajohn provided approximately $1.8 million of financing under the Credit Agreement. Through April 10, 2013, the loan bore an annual interest rate equal to the prime rate plus 6.25% (9.50% at April 10, 2012) and would have matured on February 26, 2014. The outstanding principal amount of the loan automatically converted into an aggregate of 300,000 of our common stock upon completion of our initial public offering. The conversion price was $10.00 per share, our initial public offering price per share.

In connection with this financing transaction, Mr. Pappajohn received ten-year warrants which, following adjustments related to our initial public offering, represent the right to purchase an aggregate of 202,223 shares of our common stock at a price of $15.00 per share. The warrant exercise prices are subject to standard antidilution protection in the event of stock splits, stock dividends, stock combinations, reclassifications and the like.

On December 7, 2012, Mr. Pappajohn provided an additional $1.0 million of financing on the same terms as the restated credit agreement. Through April 10, 2013 the loan bore an annual interest rate equal to the prime rate plus 6.25% (9.50% at April 10, 2013) and would have matured on June 4, 2014. The outstanding principal amount of the loan automatically converted into an aggregate of 100,000 shares of our common stock upon completion of our initial public offering.

In connection with this financing transaction, Mr. Pappajohn received ten-year warrants, which following adjustments related to our initial public offering, present the right to purchase an aggregate of 73,333 shares of our common at a price of $15.00 per share. The warrant is subject to standard anti-dilution protection in the event of stock splits, stock dividends, stock combinations, reclassifications and the like.

December 2011 Financing Transaction

We entered into a Credit Agreement dated as of December 21, 2011, as amended and restated as of February 13, 2012, with John Pappajohn and Andrew Pecora, a former member of our board of directors, (indirectly through an investment company), both of whom were members of our Board at that time, and NNJCA Capital, LLC (“NNJCA”), a limited liability company of which Dr. Pecora is a member, for a $6.0 million secured term loan. Mr. Pappajohn provided $4.0 million of financing, NNJCA provided $1.5 million of financing and Dr. Pecora provided $500,000 of financing under the Credit Agreement.

Mr. Pappajohn converted $4.0 million of the outstanding principal due to him and his spouse into 400,000 shares of our common stock at our initial public offering price of $10.00 per share upon the consummation of our initial public offering on April 10, 2013. In addition, Mr. Pappajohn was issued five-year warrants which, following adjustments related to our initial public offering, represent the right to purchase an aggregate of 61,176 shares of common stock at a price of $15.00 per share. The warrant is subject to standard anti-dilution protection in the event of stock splits, stock dividends, stock combinations, reclassifications and the like.

The principal balance due to Dr. Pecora and NNJCA under this Credit Agreement of $1.5 million plus all accrued interest was repaid following consummation at our August 2013 public offering.

Change in Adjustment Provisions of Certain Outstanding Warrants.

On February 11, 2013, John Pappajohn agreed to limit certain anti-dilution rights in his warrants to purchase shares of the Company’s common stock, including those issued in connection with the financings described above. As of February 27, 2013, Mr. Pappajohn held 574,310 warrants which, due to such anti-dilution provisions, would adjust to be warrants to purchase 1,066,013 shares of the Company’s common stock at an exercise price of $15.00 per share, if the initial public offering price of our common stock were $15.00 per share and more if the initial public offering price per share were less than $15.00. Mr. Pappajohn agreed that if our final initial public offering price was below $15.00, there would be no further adjustment to the price or number of shares covered by warrants held by him. Our initial public offering price was $10.00 per share, and thus Mr. Pappajohn did not receive the benefit of a lower $10.00 per share exercise price for his warrants or the proportional increase in the number of warrants he would hold.

Credit Facilities

We have had a revolving line of credit with Wells Fargo Bank, N.A. (“Wells Fargo”) since April 1, 2011, which has been extended a number of times until April 1, 2014. This facility was guaranteed by John Pappajohn. The maximum amount of indebtedness that was owed by us under this facility is $6.0 million, which amount remains outstanding as of the date hereof. This facility requires monthly interest payments. The interest is computed at LIBOR plus 1.75%, which was 2.0% as of April 1, 2014.

As consideration for his personal guarantee of this facility, as well as the extension of that guarantee in connection with each of the first six extensions of this facility, Mr. Pappajohn received five-year warrants which, following adjustments related to our initial public offering, represent the right to purchase an aggregate of 1,313,980 shares of our common stock. The warrants issued to Mr. Pappajohn in connection with such guarantees have exercise prices ranging from $4.00 per share to $15.00 per share. In connection with the seventh extension of this facility, Mr. Pappajohn received five-year warrants which, following adjustments related to our initial public offering, represent the right to purchase an aggregate of 37,000 shares of our common stock on the same terms as the bridge financing warrant issued in connection with the December 2011 Financing Transaction. In connection with the eighth extension of this facility and Mr. Pappajohn’s agreement to amend the exercise price of the warrants received by him in connection with the seventh extension, Mr. Pappajohn received five-year warrants which, following adjustments related to our initial public offering, represent the right to purchase an aggregate of 108,779 shares of common stock on the modified bridge form. The warrant exercise price is subject to standard anti-dilution protection in the event of stock splits, stock dividends, stock combinations, reclassifications and the like. In addition, we paid the legal fees incurred by Mr. Pappajohn in connection with the guarantees previously issued to Wells Fargo.

Equity Dynamics

Beginning in August 2010, Equity Dynamics, Inc., a financial consulting entity that was founded by John Pappajohn, began providing financial consulting services to us. We pay Equity Dynamics a monthly fee of $10,000 plus expenses for such consulting services. From August 2010 through December 31, 2013, we incurred an aggregate of $410,000 in fees plus expenses under this agreement. We may terminate our consulting arrangement with Equity Dynamics upon 30 days written notice.

Familial Relationships

Seeta Chaganti, Ph.D., wife of one of our directors, Dr. Raju Chaganti, serves as our Senior Scientist Probe Development. Dr. Seeta Chaganti received a Master’s degree in Statistics from Andhra University, a Master’s degree in Mathematics from Courant Institute of New York University and a Ph.D. in Biology (molecular genetics) from New York University. She worked as a biostatistician and molecular geneticist at Memorial Sloan-Kettering Cancer Center for more than 25 years. She has extensive research experience in advanced molecular cloning techniques. Dr. Seeta Chaganti joined us in January 2005 as our Director of Probe Development. She is responsible for laboratory operation and administration including writing standard operating procedures, DNA clones inventory and maintenance, DNA-FISH Probe design and development validation and DNA propagation and purification. She receives an annual base salary of $90,820.

Indemnification Agreements

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE

ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2: RATIFY THE APPOINTMENT OF MCGLADREY LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014

The Audit Committee has reappointed McGladrey LLP as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2014, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees for professional services rendered by McGladrey LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2013	2012
Audit Fees	$436,027	$470,135
Audit-Related Fees	—	—
Tax Fees	$5,000	$45,3930
All Other Fees	—	—

Total Fees	$441,027	$515,528

Audit Fees

Represents fees for professional services provided in connection with the audit of the Company’s annual audited financial statements and reviews of the Company’s quarterly financial statements, advice on accounting matters directly related to the audit and audit services provided in connection with other statutory or regulatory filings. Audit fees also include fees for reviews of registration statements.

Tax Fees

Tax fees are associated with tax compliance, tax advice, tax planning and tax preparation services.

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining McGladrey LLP’s independence and has determined that such services for fiscal years 2013 and 2012 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

The Audit Committee is responsible for reviewing and discussing the audit financial statements with management, discussing with the independent registered public accountants the matters required by Auditing Standard No. 61 as adopted by the Public Company Accounting Oversight Board, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audit financial statements be included in the Company’s Annual Report on Form 10-K.

Attendance at Annual Meeting

Representatives of McGladrey LLP will not be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE

RATIFICATION OF THE INDEPDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE

CANCER GENETICS, INC.

2011 EQUITY INCENTIVE PLAN

General

The general purpose of our 2011 Equity Incentive Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.

Our Board believes that the Plan advances our interests by enhancing our ability to (a) attract and retain employees, officers, non-employee directors and other individual service providers, (b) provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries, and (c) reward such persons for these efforts.

On March 20, 2014, our Board approved the amendment and restatement of the Plan, and directed that the amended and restated Plan be submitted to the shareholders for approval at the Annual Meeting. As part of the approval, our shareholders are being asked to approve the performance criteria under the Plan so that certain incentive awards granted under the Plan may qualify as exempt performance-based compensation under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which otherwise generally disallows the corporate tax deduction for compensation paid in excess of $1 million annually to each of the chief executive officer and the other named executive officers of publicly-held companies.

In addition to changes necessary to enable certain awards to qualify under Section 162(m) of the Code, if the amendment and restatement of the Plan is approved at the Annual Meeting, other key changes to the Plan include the following:

•	the number of shares of our common stock available for issuance under the Plan will be increased by 1,650,000 shares (to an aggregate of 2,000,000 shares) and certain changes will be made to the share counting rules for determining the number of shares available for issuance;

•	incentive bonus awards that are payable in cash or settled through the issuance of unrestricted shares of common stock may be issued under the Plan;

•	restricted stock, stock unit, performance share, performance unit, incentive bonus, other stock, or other cash awards may be granted as awards intended to comply with Section 162(m) of the Code;

•	for awards intended to qualify for the exception for “qualified performance-based compensation” under Section 162(m) of the Code, no participant may be granted, in any one calendar year, stock options or stock appreciation rights, or SARs, with respect to more than 250,000 shares in the aggregate, restricted stock, stock units, performance share awards, incentive bonus awards, and other-stock based awards denominated in shares with respect to 250,000 shares in the aggregate, and the maximum cash amount that may be paid to any participant in any one calendar year will be $500,000; and

•	the expiration date of the Plan will be extended to March 20, 2024.

If the Company’s stockholders do not approve the amendment and restatement of the Plan, the Company will continue to operate the Plan under its current provisions.

Our Board has approved the grant of an aggregate of 110,000 shares of restricted stock and options to purchase 461,000 shares of our common stock, subject to shareholder approval of the amendment and restatement of the Plan (or the adoption by the Company’s shareholders of a new equity incentive plan). If the stockholders do not approve the amendment and restatement of the 2011 Plan (or adopt a new equity incentive plan), such grants of restricted stock and stock options will be null and void and have no effect. More information on these equity grants is set forth below under the heading “Certain Plan Information.”

The following is a summary of the principal features of the Plan, before and after it is amended and restated. This summary does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan. A copy of the Plan, as amended and restated, is attached to this Proxy Statement as Appendix A hereto. The Plan is available on the SEC’s website at www.sec.gov and any stockholder who desires to obtain a copy of the Plan may do so by written request to the Company’s Corporate Secretary at:

Corporate Secretary

Cancer Genetics, Inc.

201 Route 17 North, 2nd Floor

Rutherford, NJ 07070

Telephone: (201) 528-9200

E-mail: AnnualMeeting2014@cancergenetics.com

Summary of Plan (Prior to Amendment and Restatement)

Available Shares. An aggregate of 350,000 shares of our common stock were reserved for issuance under the Plan, of which approximately 26,700 shares remained available for issuance immediately prior to the adoption of the amendment and restatement of the Plan by our Board. The foregoing share limitation is subject to equitable adjustment in the event of stock splits and other capital changes. In applying the aggregate share limitation under the Plan, shares of common stock subject to awards that are forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or otherwise forfeited, or terminated without payment being made thereunder are not counted and, therefore, may be made subject to new awards under the Plan.

Eligibility. Any employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries is eligible to participate in the plan. As of March 31, 2014, approximately 70 full-time employees and six non-employee directors were eligible to participate in the Plan.

Administration. The Plan is administered by our Compensation Committee. The Compensation Committee has discretion to determine the individuals to whom awards may be granted under the Plan, the number of shares of our common stock, units or other rights subject to each award, the type of award, the manner in which such awards will vest, and the other conditions applicable to awards. The Compensation Committee is authorized to interpret the Plan, to prescribe, amend and rescind any rules and regulations relating to the Plan and to make any other determinations necessary or desirable for the administration of the Plan. All interpretations, determinations and actions by the Compensation Committee are final, conclusive and binding on all parties.

Types of Awards. Under the Plan, the Committee may grant nonqualified stock options, or NSOs, incentive stock options, or ISOs, SARs, restricted stock, stock units, performance shares, performance units, other cash-based awards and other stock-based awards. The terms of each award will be set forth in a written agreement with the recipient.

Stock Options. The Compensation Committee will determine the exercise price and other terms for each option and whether the options will be NSOs or ISOs. The exercise price per share of each option will not be less than 100% of the fair market value of our common stock on the date of grant, which will be deemed to be the closing price of a share of common stock on the most recent date preceding the date of grant on which shares of common stock were publicly traded. ISOs may be granted only to employees and are subject to certain other restrictions. To the extent an option intended to be an ISO does not qualify as an ISO, it will be treated as a nonqualified option. A participant may exercise an option by written notice and payment of the exercise price in cash, or, as determined by the Compensation Committee, through delivery of previously owned shares, the withholding of shares deliverable upon exercise, a cashless exercise program implemented by the Compensation Committee in connection with the Plan, and/or such other method as approved by the Compensation Committee and set forth in an award agreement. The maximum term of any option granted under the Plan is ten years from the date of grant. The Compensation Committee may, in its discretion, permit a holder of an NSO to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will be restricted stock having analogous vesting restrictions to the unvested NSO before exercise.

Stock Appreciation Rights. The Compensation Committee may grant SARs independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. The base price per share of each SAR will not be less than 100% of the fair market value of our common stock on the date of grant, which will be deemed to be the closing price of a share of common stock on the most recent date preceding the date of grant on which shares of common stock were publicly traded. The maximum term of any SAR granted under the Plan will be ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

•	the excess of the fair market value on the exercise date of one share of our common stock over the base price, multiplied by

•	the number of shares of common stock as to which the SAR is exercised.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Stock Units. The Compensation Committee may award restricted common stock and/or stock units under the Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee, subject to applicable tax withholding requirements. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. Unless the Compensation Committee determines otherwise at the time of grant, holders of restricted stock will have the right to vote the shares and receive all dividends and other distributions.

Performance Shares and Performance Units. The Compensation Committee may award performance shares and/or performance units under the Plan. Performance shares and performance units are awards, payable in shares of our common stock, cash or a combination thereof, which are earned during a specified time period subject to the attainment of performance goals, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Other Stock-Based and Cash-Based Awards. The Compensation Committee may award other types of stock-based or cash-based awards under the Plan, including the grant or offer for sale of unrestricted shares of our common stock, in such amounts and subject to such terms and conditions as the Compensation Committee determines.

Transferability. Awards granted under the Plan will not be transferable other than by will or by the laws of descent and distribution, except that the Compensation Committee may permit NSOs, share-settled SARs, restricted stock, performance share or share-settled other stock-based awards to be transferred to family members and/or for estate planning or charitable purposes.

Change in Control. The Compensation Committee may, at the time of the grant of an award, provide for the effect of a change in control (as defined in the Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants upon or following a change in control. Unless otherwise provided by an award agreement, the Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; (f) cancel any option or SAR in exchange for cash and/or other substitute consideration based on the value of our common stock on the date of the change in control, and cancel any option or SAR without any payment if its exercise price exceeds the value of our common stock on the date of the change in control; (g) cancel any stock unit or performance unit in exchange for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; or (h) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

Term; Amendment and Termination. No award may be granted under the Plan on or after June 30, 2021. The Board may suspend, terminate, or amend the Plan in any respect at any time, but no amendment, suspension or termination may materially and adversely affect the rights of a participant under any awards previously granted, without his or her consent.

Summary of Key Changes to the Plan (If Amendment and Restatement is Approved)

If the amended and restated Plan is approved by our stockholders, the following changes to the Plan will be implemented:

Section 162(m) Awards. The Compensation Committee may grant restricted stock, stock units, performance shares, performance units, incentive bonus awards, other stock-based awards and/or other cash-based awards that are intended to satisfy the exemption to the deduction limitation under Section 162(m) of the Code for performance-based compensation (“Section 162(m) Awards”). As a result, Section 162(m) Awards will be subject to certain additional requirements and limitations, including the attainment of pre-established, objective performance goals. The performance goals will be based on one or more of the following objective performance measures (either individually or in any combination):

pre-tax income	after-tax income

net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis, or economic net income)	operating income or profit

cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital	earnings per share (basic or diluted)

return on equity	returns on sales or revenues

return on invested capital or assets (gross or net)	cash, funds or earnings available for distribution

appreciation in the fair market value of our common stock	operating expenses

implementation or completion of critical projects or processes	return on investment

total return to stockholders (meaning the aggregate price appreciation of our common stock and dividends paid (assuming full reinvestment of dividends) during the applicable period)	net earnings growth

return measures (including but not limited to return on assets, capital, equity, or sales)	increase in revenues

the Company’s published ranking against its peer group of pharmaceutical companies based on total stockholder return	net earnings

changes (or the absence of changes) in the per share price of the Company’s common stock	clinical or regulatory milestones

earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company’s financial reports for the applicable period	total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period)

economic value created	operating margin or profit margin

share price or total shareholder return	cost targets, reductions and savings, productivity and efficiencies

strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons	objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions any combination of, or a specified increase or improvement in, any of the foregoing

The performance goals may be (i) applied to either the Company and/or any of its subsidiaries or affiliates, any division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies, or a combination thereof, all as determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee, extraordinary, unusual or nonrecurring items are excluded when calculating performance measures.

After each performance period, the Compensation Committee must certify in writing if the Company has attained the performance targets, and the number of shares pursuant to the award that are to become freely transferable, if applicable, or the cash or other property payable under the award.

The Compensation Committee has no discretion to waive all or part of the conditions, goals, and restrictions applicable to a Code Section 162(m) Award, except in the event of a change in control, or in the event of the death or disability of a participant. Notwithstanding the foregoing, the Compensation Committee has the discretion to reduce the amount of any Code Section 162(m) Award based on such factors as determined by the Compensation Committee, including, without limitation, a determination that a reduction is appropriate in light of pay practices of competitors, the performance of the Company, a subsidiary, or a participant relative to the performance of competitors, or performance with respect to the Company’s strategic goals.

Subject to the adjustment provisions described above, with respect to awards intended to be Code Section 162(m) awards and stock options and SARs intended to be exempt from the deductibility limitation in Code Section 162(m), the Plan limits grants to any one participant in any one fiscal year to 250,000 options or SARs, and 250,000 shares of restricted stock, stock units, performance shares awards, incentive bonus awards, and other stock based awards that are denominated in shares of common stock. The Plan further limits the dollar value payable to any participant in any one fiscal year on stock units, performance units, incentive bonus awards, or other stock-based awards that may be settled in cash or other property (other than common stock) to $500,000. If an award is cancelled, the cancelled award continues to count towards the applicable limitations.

Available Shares. In order to ensure a sufficient number of shares of our common stock are available for issuance pursuant to the Plan, if the amendment and restatement of the Plan is approved by the Company’s stockholders, the number of shares of our common stock available for issuance pursuant to the Plan will be increased by 1,650,000 shares, thus increasing the number of shares of our common stock available for issuance pursuant to new awards under the Plan to 2,000,000 shares (as of March 20, 2014, the date on which our Board adopted the amended and restated Plan, subject to stockholder approval). The closing price of our common stock on April 7, 2014, as reported by the NASDAQ Capital Market, was $15.14.

Share Counting. For purposes of determining the aggregate number of shares of common stock that may be issued under the Plan, the following shares will not be counted and, therefore, may be made subject to new awards under the Plan:

•	shares subject to awards that are forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminated without payment being made thereunder; and

•	shares of common stock that are surrendered in payment or partial payment of taxes required to be withheld with respect to the exercise of stock options or in payment with respect to any other form of award.

Incentive Bonus Awards. The Compensation Committee may award incentive bonus awards payable in cash or shares of common stock, as set forth in an award agreement. Incentive bonus awards may be based upon the attainment of specified levels of Company or subsidiary performance. The Compensation Committee will determine the terms and conditions applicable to each incentive bonus award. Incentive bonus awards will enable us to pay annual bonuses and provide long term incentive awards that are structured as Section 162(m) Awards (described above) to our named executive officers that are exempt from Section 162(m) of the Code.

Clawback and Forfeiture. Amounts payable under the Plan will be subject to recoupment in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, any “clawback” policy adopted by the Company, or as otherwise required by applicable law or stock exchange listing condition.

Expiration Date. The Plan will remain available for the grant of new awards until March 20, 2024 (rather than June 30, 2021).

Certain Plan Information

New Grants under the Plan (subject to Shareholder Approval of Amendment and Restatement of the Plan). The following table sets forth awards that have been granted to each of the following under the Plan that will be effective if the stockholders approve the amendment and restatement of the Plan:

Name and Position	Number of Options Granted Under Plan	Number of Shares of Restricted Stock Granted Under Plan
Panna L. Sharma, President and Chief Executive Officer	—	50,000
Edward J. Sitar, Chief Financial Officer, Secretary and Treasurer	90,000	10,000
All Executive Officers as a Group	90,000	60,000
All Non-Employee Directors, as a Group	350,000	50,000
All employees other than executive officers as a Group	21,000	—
Total	461,000	110,000

The 350,000 options and 50,000 restricted stock awards granted to our non-employee directors as a group include 200,000 options granted pursuant to Dr. Chaganti pursuant to the terms of his consulting agreement, as described under “Director Compensation” and 100,000 options and 25,000 restricted stock awards granted to Mr. Pappajohn pursuant to the terms of his consulting agreement, as described under “Director Compensation.” Because future awards under the amended and restated Incentive Plan (other than the grants described in the table above and the future grants that may be made pursuant to our Non-employee Director Compensation Policy described under “Director Compensation”) will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. If the amendment and restatement of Plan is not approved by the stockholders, the parties will negotiate in good faith to provide alternative benefits for these officers and directors.

United States Federal Income Tax Consequences

The following is a summary of the general federal income tax consequences relating to the grant and exercise of awards under the Plan and the subsequent sale of common stock that will be acquired under the Plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently. This summary is general in nature and does not purport to be a complete statement of all federal income tax consequences.

Nonqualified Stock Options. There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options. There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and the Company will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights. The participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any common stock received will be taxable to the participant as ordinary income, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and the Company will not be allowed a compensation tax deduction, at the time restricted stock is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stock Units, Performance Awards, and Incentive Bonus Awards. A participant will not recognize income, and the Company will not be allowed a compensation tax deduction, at the time a stock unit, performance award or incentive bonus award is granted. When a participant receives payment under a stock unit, performance award or incentive bonus award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and the Company will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Vote Required

The affirmative vote of a majority of the total votes cast is required to approve this proposal. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and broker non-votes, if any, will not affect the outcome of the vote on these proposals.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL

OF THE AMENDMENT AND RESTATEMENT OF OUR 2011 EQUITY INCENTIVE PLAN.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2015 Annual Meeting

Any stockholder proposals submitted for inclusion in the Company’s proxy statement and form of proxy for our 2015 Annual Meeting of Stockholders must be received by the Company no later than December 15, 2014 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Cancer Genetics, Inc., 201 Route 17 North, 2nd Floor, Rutherford, New Jersey, 07070 Attn.: Secretary.

Our by-laws state that a stockholder must provide timely written notice of a proposal to be brought before the meeting and supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2015 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by the Company at our principal executive office no later than February 21, 2015 no earlier than January 22, 2015; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than thirty (30) days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than seventy (70) days after the Anniversary Date, a stockholder’s notice shall be timely if received by the Company at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such Annual Meeting; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such Annual Meeting is first made by the Company. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Cancer Genetics, Inc., 201 Route 17 North, 2nd Floor, Rutherford, New Jersey, 07070, Attn.: Secretary.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Cancer Genetics, Inc., 201 Route 17 North, 2nd Floor, Rutherford, New Jersey, 07070, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 7, 2014. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2013 and certain other related financial and business information are contained in our 2013 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Cancer Genetics, Inc., 201 Route 17 North, 2nd Floor, Rutherford, New Jersey, 07070, Attn.: Secretary, or by phone at (201) 528-9200. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Panna L. Sharma
Panna L. Sharma, President and Chief Executive Officer

April 21, 2014

Rutherford, New Jersey

Appendix A

AMENDED AND RESTATED

CANCER GENETICS, INC.

2011 EQUITY INCENTIVE PLAN

1. Establishment and Purpose

The purpose of the Amended and Restated Cancer Genetics, Inc. 2011 Equity Incentive Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan, as amended and restated, shall become effective upon the date set forth in Section 19.1 hereof.

2. Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Change in Control” shall be deemed to have occurred if any one of the following events shall occur:

(i) Any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 50% of the total number of votes that may be cast for the election of directors of the Company;

(ii) The consummation of any merger or other business combination of the Company, sale of all or substantially all of the Company’s assets or combination of the foregoing transactions (a “Transaction”), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity;

(iii) Within any 12-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

2.7 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.8 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.9 “Common Stock” means the Company’s Common Stock, par value $.0001 per share.

2.10 “Company” means Cancer Genetics, Inc., a Delaware corporation, and any successor thereto as provided in Section 16.8.

2.11 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.12 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.13 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.14 “Effective Date” means the date set forth in Section 19.1 hereof.

2.15 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific Date of Grant (i) the closing price of a share of Common Stock as of the Date of Grant on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such Date of Grant, the closing price of a share of Common Stock on the most recent date preceding the Date of Grant on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of the Date of Grant (or, if there are no closing bid and asked prices for the shares of Common Stock as of such Date of Grant, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such Date of Grant on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.18 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.19 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.20 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.21 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.22 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.23 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.24 “Performance Measures” mean the measures of performance of the Company and its Subsidiaries as more fully described in Section 14 of the Plan and Exhibit A hereto.

2.25 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.26 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.27 “Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

2.28 “Plan” means the Amended and Restated Cancer Genetics, Inc. 2011 Equity Incentive Plan, as set forth herein and as may be amended from time to time.

2.29 “Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.30 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.31 “Securities Act” means the Securities Act of 1933, as amended.

2.32 “Service” means a Participant’s employment or other service relationship with the Company or any Subsidiary.

2.33 “Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.34 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35 “Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.36 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or Controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3. Administration

Section 3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Code Section 162(m) and 16b-3 Award requirements referred to in Section 2.8 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

Section 3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including to extend the post-termination exercisability period of Stock Options and Stock Appreciation Rights), provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

Section 3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4. Shares Subject to the Plan

Section 4.1 Share Limitation. Subject to adjustment pursuant to Section 4.2 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 2,000,000 shares, all of which may, but need not, be issued in respect of Incentive Stock Options. Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. Any shares of Common Stock subject to Awards that are settled in Common Stock shall be counted against the maximum share limitations of this Section 4.1 as one share of Common Stock for every share of Common Stock subject thereto, regardless of the number of shares of Common Stock actually issued to settle the Stock Option or Stock Appreciation Right upon exercise. To the extent that any Award under the Plan payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of taxes required to be withheld with respect to the exercise of such Stock Option or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

Section 4.2 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5. Participation and Awards

Section 5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

Section 5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 16.1 hereof.

6. Stock Options

Section 6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. Section 6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

Section 6.3 Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee in its sole discretion may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

Section 6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries.

Section 6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; and/or (iv) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 17.5, the Company shall deliver to the Participant evidence of book entry shares of Common

Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

Section 6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-7(h) of the Company or any Subsidiary.

(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (A) the Stock Option exercise price per share shall in no event be less than 110 percent of the Fair Market Value of the Common Stock on the date of such grant and (B) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7. Stock Appreciation Rights

Section 7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

Section 7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.

Section 7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

Section 7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries.

Section 7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 17.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

8. Restricted Stock Awards

Section 8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan or Code Section 162(m), the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

Section 8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 15.5. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

Section 8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

Section 8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

Section 8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Stock Unit Awards

Section 9.1 Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion. If any dividend equivalents are paid while a Stock Unit Award is subject to restrictions under Section 9 of the Plan or Code Section 162(m), the dividend equivalents shall be subject to the same restrictions on transferability as the Stock Units to which they were paid, unless otherwise set forth in the Award Agreement.

Section 9.2 Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Stock Unit Award may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Stock Unit Award at any time. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.

Section 9.3 Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Stock Units vest. If Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

10. Performance Shares

Section 10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

Section 10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

Section 10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Share Award.

Section 10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11. Performance Units

Section 11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

Section 11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

Section 11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Unit Award.

Section 11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12. Incentive Bonus Awards

Section 12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

Section 12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures set forth in Exhibit A hereto. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates (or for Incentive Bonus Awards intended to satisfy Code Section 162(m), within the permissible time period established for exemption under Code Section 162(m) and the regulations promulgated thereunder), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

Section 12.3 Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13. Other Cash-Based Awards and Other Stock-Based Awards

Section 13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

Section 13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

Section 13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

14. Code Section 162(m) Awards.

Section 14.1 Awards Granted Under Code Section 162(m). The Committee, at its discretion, may designate that a Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus, Other Stock Award or Other Cash Award shall be granted as a Code Section 162(m) Award. Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award.

Section 14.2 Performance Measures.

(a) Each Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation exemption requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.

(b) “Performance Measures” means the measures of performance of the Company and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be based on one or more of the criteria set forth in Exhibit A which is hereby incorporated by reference, as determined by the Committee.

(c) For each Code Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Code Section 162(m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Company or Subsidiary Performance Measures, and (iv) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

Section 14.3 Attainment of Code Section 162(m) Goals.

(a) After each performance period, the Committee shall certify in writing (which may include the written minutes for any meeting of the Committee): (i) if the Company has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of a Change in Control of the Corporation or the death or Disability of a Participant.

(b) Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Company, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Company’s strategic business goals.

Section 14.4 Individual Participant Limitations. Subject to adjustment as provided in Section 4.2, with respect to Awards intended to be Code Section 162(m) Awards and Stock Option and Stock Appreciation Rights Awards intended to be exempt from the deductibility limitation in Code Section 162(m), (i) no Participant in any one fiscal year of the Company may be granted (x) Stock Options or Stock Appreciation Rights with respect to more than 250,000 shares of Common Stock in the aggregate, and (y) Restricted Stock, Stock Units, Performance Shares Awards, Incentive Bonus Awards and Other Stock Based Awards that are denominated in shares of Common Stock with respect to more than 250,000 shares in the aggregate, and (ii) the maximum dollar value payable to any Participant in any one (1) fiscal year of the Company with respect to Stock Units, Performance Units or Incentive Bonus Awards or Other Stock-Based Awards that may be settled in cash or other property (other than Common Stock) is $500,000. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

15. Change in Control

Section 15.1 Effect of Change in Control. The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) cancel any Stock Option or Stock Appreciation Right held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (A) the number of shares of Common Stock subject to that Stock Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per share of Common Stock on the date of the Change in Control and the exercise price of that Stock Option or Stock Appreciation Right; provided, that if the Fair Market Value per share of Common Stock on the date of the Change in Control does not exceed the exercise price of any such Stock Option or Stock Appreciation Right, the Committee may cancel that Stock Option or Stock Appreciation Right without any payment of consideration therefor; (vii) cancel any Stock Unit or Performance Unit held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to the Fair Market Value per share of Common Stock on the date of the Change in Control (provided that such cancelation and exchange does not violate Section 409A of the Code); or (ix) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

16. General Provisions

Section 16.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

Section 16.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation.

Section 16.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 16.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

Section 16.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

Section 16.5 Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in the Service of the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

Section 16.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

Section 16.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

Section 16.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Section 16.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

Section 16.10 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

17. Legal Compliance

Section 17.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.

Section 17.2 Incentive Arrangement. The Plan is designed to provide an ongoing, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

Section 17.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

Section 17.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

Section 17.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements. Notwithstanding the foregoing, if a minimum statutory amount of withholding does not apply under the laws of any foreign jurisdiction, the Company may withhold such amount for remittance to the applicable taxing authority of such jurisdiction as the Company determines in its discretion, uniformly applied, to be appropriate.

(b) A Participant may, in order to fulfill the withholding obligation, tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker-assisted exercise procedure described in Section 6.5 may also be utilized to satisfy the withholding requirements related to the exercise of a Stock Option.

(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; or (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002).

Section 17.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other person hereunder.

Section 17.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Section 17.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

Section 17.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

18. Recoupment of Awards

Section 18.1 Recoupment. Notwithstanding anything contained in the Plan or in an instrument evidencing an Award, each Award granted or made under the Plan shall be subject, in the discretion of the Committee, to Termination, Rescission, Recapture and/or Reimbursement (each as defined below) if –

(i) the granting, vesting, or payment of such Award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria;

(ii) in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company or any of its Affiliates; and

(iii) a lower granting, vesting, or payment of or with respect to such Award would have occurred based on a correct calculation or upon restated financial results or other performance criteria.

For purposes of the foregoing, the following terms shall have the assigned meanings:

(a) “Termination” means the termination, forfeiture or cancelation, in whole or in part, of any outstanding, unexercised, unexpired or unpaid Award.

(b) “Rescission” means the rescission or revocation of any exercise, payment or delivery pursuant to the Award.

(c) “Recapture” means the recapture of any property or proceeds from a Participant’s sale or other disposition of shares of Common Stock issued pursuant to or in connection with an Award.

(d) “Reimbursement” means the reimbursement to the Company for any gains realized by a Participant or beneficiary with respect to the exercise of an Option.

In each instance, the Committee will, to the extent practicable and allowable under applicable laws, require Termination, Rescission, Recapture and/or Reimbursement relating to, any Award granted to a Participant as is appropriate under the circumstances. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

19. Effective Date, Amendment and Termination

Section 19.1 Effective Date. The Plan, as amended and restated, shall become effective immediately upon approval of the Plan by the Board, subject to approval of the Plan, as amended and restated, by the shareholders of the Company within twelve months after the date of approval of the Plan by the Board.

Section 19.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant. The Plan will continue in effect until terminated in accordance with this Section 19.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the adoption by the Board of the amended and restated Plan.

.  .  .

ADOPTION AND APPROVAL OF PLAN

Date Plan initially adopted by Board: June 30, 2011

Date Plan initially approved by Shareholders: December 5, 2011

Initial effective date of Plan: June 30, 2011

Date Amended and Restated Plan adopted by Board: March 20, 2014

Date Amended and Restated Plan adopted by Shareholders:                     , 2014

Effective Date of Plan as Amended and Restated: March 20, 2014

EXHIBIT A

PERFORMANCE MEASURES

Code Section 162(m) Awards shall be based on the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Measures, in each case on specified date or over any period, up to 10 years, as determined by the Committee.

“Performance Measures” means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Subsidiary or any division or operating unit thereof:

•	pre-tax income,

•	after-tax income,

•	net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis, or economic net income),

•	operating income or profit,

•	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital,

•	earnings per share (basic or diluted),

•	return on equity,

•	returns on sales or revenues,

•	return on invested capital or assets (gross or net),

•	cash, funds or earnings available for distribution,

•	appreciation in the fair market value of the Common Stock,

•	operating expenses,

•	implementation or completion of critical projects or processes,

•	return on investment,

•	total return to stockholders (meaning the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period),

•	net earnings growth,

•	return measures (including but not limited to return on assets, capital, equity, or sales),

•	increase in revenues,

•	the Company’s published ranking against its peer group of pharmaceutical companies based on total stockholder return,

•	net earnings,

•	changes (or the absence of changes) in the per share price of the Company’s Common Stock,

•	clinical or regulatory milestones,

•	earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company’s financial reports for the applicable period,

•	total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period),

•	economic value created,

•	operating margin or profit margin,

•	Share price or total shareholder return,

•	cost targets, reductions and savings, productivity and efficiencies,

•	strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons,

•	objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and

•	any combination of, or a specified increase or improvement in, any of the foregoing.

Where applicable, the Performance Measures may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.

The Performance Measures may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).

Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.

To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Company, the Committee shall have the authority to make equitable adjustments to the Performance Measures in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or affiliate or the financial statements of the Company or any Subsidiary or affiliate and may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Measures described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP or a change in applicable laws or regulations, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

CANCER GENETICS, INC.

This Proxy is Solicited on Behalf of the Board of Directors

For The Annual Meeting of Stockholders on May 22, 2014

The undersigned hereby appoints Panna L. Sharma and Edward J. Sitar, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of common stock held of record by the undersigned on April 7, 2014 at the Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of the Company, located at 201 Route 17 North, 2nd Floor, Rutherford, New Jersey 07070, on May 22, 2014 at 9:00 a.m. local time, or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED HEREIN IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

(Continued and to be signed on the reverse side)

1

ANNUAL MEETING OF STOCKHOLDERS OF

CANCER GENETICS, INC.

May 22, 2014

Please date, sign and mail your

proxy card in the envelope provided as soon as possible!

☐ Please detach along perforated line and mail in the envelope provided ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR ALL OF THE PROPOSALS.

Please Mark Your Vote In Blue Or Black As Shown Here ☐

1. ELECTION OF DIRECTORS		For All	Withhold All	For All Except
Nominees:	John Pappajohn (Chairman of the Board)
Panna L. Sharma (President and Chief Executive Officer)
Keith L. Brownlie
Edmund Cannon
Raju S. K. Chaganti, Ph.D.
Franklyn G. Prendergast, M.D., Ph.D.
Paul R. Rothman, M.D.
Michael J. Welsh, M.D.

☐	TO RATIFY THE APPOINTMENT OF MCGLADREY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014; AND

☐ FOR    ☐ AGAINST

☐	TO APPROVE THE AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN, WHICH INCLUDES AN AMENDMENT TO INCREASE THE SHARES RESERVED FOR ISSUANCE THEREUNDER BY ONE MILLION SIX HUNDRED FIFTY THOUSAND (1,650,000) SHARES.

☐ FOR    ☐ AGAINST

NOTE: IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPEPROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

Dated: , 2014
(SIGNATURE)	(SIGNATURE, IF HELD JOINTLY)

NOTE:	Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 22, 2014.

Our proxy materials including our Proxy Statement for the 2014 Annual Meeting and proxy card are available on the Internet at www.proxyvote.com.